==============================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 22, 2003





                       MORGAN STANLEY ABS CAPITAL I INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                  333-104046                13-3939229
----------------------------    -----------------          ----------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)



1585 Broadway, 2nd Floor
   New York, New York                                           10036
------------------------                                     ----------
  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)    761-4000
                                                   ----- --------------

==============================================================================

ITEM 5. OTHER EVENTS.
----    ------------

Description of the Notes and the Mortgage Pool*
----------------------------------------------

     On May 1, 2003, Morgan Stanley Dean Witter Credit Corporation ("MSDWCC") entered into a Home Equity Loan Purchase Agreement dated as of May 1, 2003 (the "Purchase Agreement"), by and between MSDWCC, as seller and Morgan Stanley ABS Capital I, Inc. (the "Company"), as purchaser, relating to the MSDWCC HELOC Trust 2003-1 (the "Trust"), HELOC Asset Backed Notes, Series 2003-1 (the "Notes"). The Purchase Agreement is annexed hereto as Exhibit 99.1.

     MSDWCC, as servicer, the Trust, as issuer, entered into a Servicing Agreement, dated as of May 1, 2003 (the "Servicing Agreement"), providing for the servicing of the Home Equity Loans to be delivered pursuant to the Purchase Agreement. The Servicing Agreement is annexed hereto as Exhibit 99.2.

     The Trust, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee (the "Indenture Trustee") entered into an Indenture, dated as of May 1, 2003 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

     The Company, as depositor, and Wilmington Trust Company, as owner trustee (the "Owner Trustee") entered into a Trust Agreement, dated as of May 1, 2003 (the "Trust Agreement"), providing for the creation of the MSDWCC HELOC Asset-Backed Certificates, Series 2003-1 Trust. The Trust Agreement is annexed hereto as Exhibit 99.4.

     In addition to the above agreements, MBIA Insurance Corporation issued a Note Guaranty Insurance Policy, dated May 28, 2003 (the "Insurance Policy"), providing for the guarantee of certain payments with respect to the Notes upon certain conditions. The Insurance Policy is annexed hereto as Exhibit 99.5.











---------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated May 9, 2003 and the Prospectus Supplement dated May 23, 2003, of Morgan Stanley ABS Capital I Inc., relating to its HELOC Asset-Backed Notes, Series 2003-1 (the "Prospectus").

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----    -----------------------------------------

        INFORMATION AND EXHIBITS.
        ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

99.1 The Home Equity Loan Purchase Agreement, dated as of May 1, 2003, by and between MSDWCC and the Company.

99.2 The Servicing Agreement, dated as of May 1, 2003, by and between the MSDWCC and the Trust.

99.3 The Indenture, dated as of May 1, 2003, by and between the Trust and the Indenture Trustee.

99.4 The Trust Agreement, dated as of May 1, 2003, by and between the Company and the Owner Trustee.

99.5 The Note Guaranty Insurance Policy, dated as of May 28, 2003, issued by MBIA Insurance Corporation.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MORGAN STANLEY ABS CAPITAL I INC.




                                      By:   /s/ Steven Shapiro
                                           ----------------------------
                                           Name:   Steven Shapiro
                                           Title:  Executive Director



Dated:  January 29, 2004

EXHIBIT INDEX
-------------

Exhibit        Description

     99.1 The Home Equity Loan Purchase Agreement, dated as of May 1, 2003, by and between MSDWCC and the Company.

     99.2 The Servicing Agreement, dated as of May 1, 2003, by and between the MSDWCC and the Trust.

     99.3 The Indenture, dated as of May 1, 2003, by and between the Trust and the Indenture Trustee.

     99.4 The Trust Agreement, dated as of May 1, 2003, by and between the Company and the Owner Trustee.

     99.5 The Note Guaranty Insurance Policy, dated as of May 28, 2003, issued by MBIA Insurance Corporation.